SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                           (PURSUANT TO RULE 14C-2(A))

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary Information Statement

[ ]   Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                     CONVERSION SERVICES INTERNATIONAL, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share

         (2) Aggregate number of securities to which the transaction applies: 766,129,715 shares of Common Stock, par value $.001 per share

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                     CONVERSION SERVICES INTERNATIONAL, INC.
                              100 EAGLE ROCK AVENUE
                         EAST HANOVER, NEW JERSEY 07936

                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO THE COMPANY'S STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a written consent of the majority stockholders of the Company:

      The board of directors shall be authorized to effectuate, in its discretion: (i) a reverse split of the Company's issued and outstanding common stock of between a one-for-twenty (1-20) and a one-for-fifty (1-50) Reverse Stock Split in the discretion of the board of directors; and (ii) a reduction in the amount of the Company's authorized common stock from one billion to between thirty million (30,000,000) and seventy five million (75,000,000), in the discretion of the board of directors, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, attached hereto as APPENDIX A.

      The board of directors has fixed the close of business on July 14, 2004, as the record date for determining the stockholders entitled to notice of the foregoing.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the Delaware General Corporation Law.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                 By order of the Board of Directors,



                                 /s/ Scott Newman
                                 -----------------------------
July __, 2004                    Scott Newman
                                 President, Chief Executive Officer and Chairman

                     CONVERSION SERVICES INTERNATIONAL, INC.
                              100 EAGLE ROCK AVENUE
                         EAST HANOVER, NEW JERSEY 07936

                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER


                    THE COMPANY IS NOT ASKING YOU FOR A PROXY
              AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY

                                  INTRODUCTION

      This notice and information statement (the "INFORMATION STATEMENT") was mailed on or about July __, 2004 to the stockholders of record, as of July 14, 2004, of Conversion Services International, Inc., a Delaware corporation (the "COMPANY" or "CSI") pursuant to: Section 14(c) of the Exchange Act to inform the stockholders that the majority stockholders of the Company executed a written consent dated July 12, 2004 providing for: (i) a reverse split of the Company's issued and outstanding common stock, par value $.001 per share (the "COMMON STOCK") of between a one-for-twenty (1-20) and a one-for-fifty (1-50) reverse stock split in the discretion of the board of directors (the "REVERSE STOCK SPLIT"); and (ii) a reduction in the amount of the Company's authorized Common Stock from one billion to between thirty million (30,000,000) and seventy five million (75,000,000), in the discretion of the board of directors (the "REDUCTION OF AUTHORIZED"), to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, attached hereto as APPENDIX A. This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the "DGCL").

      The board of directors has unanimously approved the Reverse Stock Split and the Reduction of Authorized, as have stockholders representing a majority of the Company's issued and outstanding shares of Common Stock. Accordingly, your approval is not required and is not being sought.

      Please read this Information Statement carefully. It describes the essential terms of, and contains certain information concerning, the Reverse Stock Split and the Reduction in Authorized. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the "COMMISSION" or "SEC"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

      The principal executive office of the Company is located at 100 Eagle Rock Avenue, East Hanover, NJ 07936. The Company's telephone number is (973) 560-9400.

                                TABLE OF CONTENTS

                                                                            Page

     INTRODUCTION                                                             1

     SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS                        3

     REVERSE STOCK SPLIT AND REDUCTION IN THE AMOUNT OF AUTHORIZED SHARES     4

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT           6

     DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS                        8

     EXECUTIVE COMPENSATION                                                  10

     SUMMARY COMPENSATION TABLE                                              11

     CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                    16

     PURPOSE, RISKS AND PROCEDURES                                           17

     FEDERAL INCOME TAX CONSEQUENCES                                         21

     DISSENTER'S RIGHTS                                                      22

     DESCRIPTION OF CAPITAL STOCK                                            22

     MAILING COSTS                                                           23

     STOCKHOLDER PROPOSALS                                                   23

     STOCKHOLDER COMMUNICATIONS WITH DIRECTORS                               23

     WHERE YOU CAN FIND MORE INFORMATION                                     24

     DOCUMENTS INCORPORATED BY REFERENCE                                     24


     APPENDIX A - Amendment to Certificate of Incorporation

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

      Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Section 21E of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

      REVERSE STOCK SPLIT AND REDUCTION IN THE AMOUNT OF AUTHORIZED SHARES

GENERAL

      The Information Statement is furnished only to inform the Company's stockholders of the actions described below before they take place. Your vote is not required to approve any of the actions as set forth herein. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.

      Pursuant to the rules and regulations promulgated by the SEC under the Exchange Act, including Rule 14c-2 promulgated thereunder, an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company's stockholders.

      This Information Statement was first mailed on or around July __, 2004 (the "MAILING DATE") to the Company' stockholders of record as of July 14, 2004 (the "RECORD DATE").

      The actions described below will be effective no sooner than approximately August __, 2004, which is twenty days after the estimated date on which this Information Statement will first be mailed to the Company's stockholders.

      This Information Statement has been prepared by the Company's management, and the entire cost of furnishing this Information Statement will be borne by us. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company's voting securities held of record by them and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BOARD OF DIRECTORS AND STOCKHOLDERS APPROVAL

      The Company's board of directors has unanimously approved the actions described herein.

      As of the Record Date, the Company had 766,129,715 shares of Common Stock issued and outstanding. As of this same date, stockholders representing
530,050,000 shares of Common Stock, or approximately 69% of the issued and outstanding shares of Common Stock, have approved the actions described herein. No further vote of the stockholders is required for the Company to approve the actions. Stockholders who did not consent to the actions described herein are not entitled to dissenter's rights under Delaware law.

      Notwithstanding the approval of the actions described herein by the Company's board of directors and a majority of the Company's stockholders, the Company's board of directors may, in its sole discretion, determine not to implement such actions.

REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED

      The board of directors and a majority of the stockholders of the Company have approved a proposal providing for: (i) a reverse split of the Company's issued and outstanding Common Stock of between a one-for-twenty (1-20) and a one-for-fifty (1-50) reverse stock split in the discretion of the board of directors; and (ii) a reduction in the amount of the Company's authorized Common Stock from one billion to between thirty million (30,00,000) and seventy five million (75,000,000), in the discretion of the board of directors, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, attached hereto as APPENDIX
A. The Reverse Stock Split and Reduction in Authorized would become effective on any date selected by the board of directors prior to the next annual meeting of stockholders. The board of directors intends to effect either both or neither of such proposals.

      In determining the specific ratio of the Reverse Stock Split and the amount of the Reduction of Authorized, the board of directors will consider numerous factors including the historical and projected performance of the Company's Common Stock, prevailing market conditions, general economic trends and the future needs of the Company, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of the Reverse Stock Split. The board of directors will also consider the impact of the Reverse Stock Split ratio on investor interest. The purpose of selecting a range for the proposed Reverse Stock Split is to give the board of directors the flexibility to provide for a post Reverse Stock Split market price that may allow the Company to maximize and support future growth.

      The Company reserves the right not to effect the Reverse Stock Split and the Reduction in Authorized if the board of directors does not deem it to be in the best interests of the Company and its stockholders. There will be no changes in the amount or designation of the Company's preferred stock.

INTERESTS OF CERTAIN PERSONS IN THE REVERSE SPLIT

      No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposals to effectuate the Reverse Stock Split and Reduction of Authorized and take all related actions which is not shared by all other holders of the Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      As of the date hereof, the Company's authorized capitalization consisted of (1) Twenty Million (20,000,000) shares of preferred stock, par value $.001 per share; and (2) One Billion (1,000,000,000) shares of Common Stock. As of the Record Date, there were 766,129,715 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote and no shares of preferred stock outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, the Company's only class of outstanding voting securities as of the Record Date by: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:



           NAME AND ADDRESS OF                  AMOUNT OF COMMON STOCK         PERCENTAGE OF OUTSTANDING COMMON STOCK
          BENEFICIAL OWNER(1)(2)                   BENEFICIALLY OWNED                    BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------------------------------
Scott Newman(3)                                       300,050,000                               39.2%

Glenn Peipert(4)                                      150,000,000                               19.6%

Mitchell Peipert(5)                                       ___                                    ___

Robert C. DeLeeuw(6)                                   80,000,000                               10.4%

Lawrence K. Reisman(7)                                    ___                                   ____

WHRT I Corp. (8)                                       72,543,956                               9.5%

All directors and officers as a group                 530,050,000                               69.2%
(5 persons)
---------------------------------------------------------------------------------------------------------------------


(1) Each stockholder, director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him, unless otherwise indicated.

(2)   All  addresses  except  for  WHRT I  Corp.  are  c/o  Conversion  Services
      International,  Inc.,  100 Eagle Rock  Avenue,  East  Hanover,  New Jersey
      07936.

(3) Mr. Newman is the Company's President, Chief Executive Officer and Chairman of the Board.

(4) Mr. Glenn Peipert is the Company's Executive Vice President, Chief Operating Officer and Director

(5) Mr. Mitchell Peipert is the Company's Vice President, Chief Financial Officer, Secretary and Treasurer. Does not include 4,500,000 options to purchase Common Stock granted on March 29, 2004 at an exercise price of $0.165 per share. One-third of the options granted vest on the first anniversary, one-third of the options granted vest on the second anniversary and one-third of the options granted vest on the third anniversary. The option grant expires on March 28, 2014.

(6) Mr. DeLeeuw is the Company's Senior Vice President and the President of the Company's wholly owned subsidiary DeLeeuw Associates, LLC.

(7)   Mr. Reisman is a Director.

(8) Based on a Schedule 13G filed with the SEC on July 8, 2004. WHRT I Corp.'s address is c/o Tudor Ventures, 50 Rowes Wharf, 6th Floor, Boston, Massachusetts 02420.

                DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

      The following table sets forth the names and ages of the Company's current directors and executive officers, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer. The Company's board of directors elects the Company's executive officers annually. Each year the stockholders elect the members of the Company's board of directors.

      The Company's directors and executive officers are as follows:


---------------------------------------------------------------------------------------------------------------------
                                              YEAR
                                          FIRST ELECTED
                                          AS AN OFFICER
NAME                                       OR DIRECTOR          AGE            POSITIONS HELD
---------------------------------------------------------------------------------------------------------------------
Scott Newman                                   2004             45    President, Chief Executive Officer and
                                                                      Chairman
Glenn Peipert                                  2004             42    Executive Vice President,
                                                                      Chief Operating Officer and Director
Mitchell Peipert                               2004             45    Vice President, Chief Financial Officer,
                                                                      Secretary and Treasurer
Lawrence K. Reisman                            2004             45    Director
Robert C. DeLeeuw                              2004             47    Senior Vice President and
                                                                      President of DeLeeuw Associates, LLC
---------------------------------------------------------------------------------------------------------------------



      SCOTT NEWMAN has been the Company's President, Chief Executive Officer and Chairman since January 2004. Mr. Newman founded the former Conversion Services International, Inc. in 1990 (before its merger with and into LCS Group, Inc.) and is the Company's largest stockholder. He has over twenty years of experience providing technology solutions to major companies internationally. Mr. Newman has direct experience in strategic planning, analysis, design, testing and implementation of complex big-data solutions. He possesses a wide range of software and hardware architecture/discipline experience, including, client/server, data discovery, distributed systems, data warehousing, mainframe, scaleable solutions and s-business. Mr. Newman has been the architect and lead designer of several commercial software products used by Chase, Citibank, Merrill Lynch and Jaguar Cars. Mr. Newman advises and reviews data warehousing and business intelligence strategy on behalf of the Company's Fortune 1000 clients, including AT&T Capital, Jaguar Cars, Cytec and Chase. Mr. Newman is a member of the Young Presidents Organization, a leadership organization that promotes the exchange of ideas, pursuit of learning and sharing strategies to achieve personal and professional growth and success. Mr. Newman received his B.S. from Brooklyn College in 1980.

      GLENN PEIPERT has been the Company's Executive Vice President, Chief Operating Officer and Director since January 2004. Mr. Peipert held the same positions with the former Conversion Services International, Inc. since its inception in 1990. Mr. Peipert has over two decades of experience consulting to major organizations about leveraging technology to enable strategic change. He has advised clients representing a broad cross-section of rapid growth industries worldwide. Mr. Peipert has hands on experience with the leading data warehousing products. His skills include architecture design, development and project management. He routinely participates in architecture reviews and recommendations for the Company's Fortune 1000 clients. Mr. Peipert has managed major technology initiatives at Chase, Tiffany, Morgan Stanley, Cytec and the United States Tennis Association. He speaks nationally on applying data warehousing technologies to enhance business effectiveness and has authored multiple white papers regarding business intelligence. Mr. Peipert is a member of the Institute of Management Consultants, as well as TEC International, a leadership organization whose mission is to increase the effectiveness and enhance the lives of chief executives and those they influence. Mr. Peipert is the brother of Mitchell Peipert, the Company's Vice President, Chief Financial Officer, Secretary and Treasurer. Mr. Peipert received his B.S. from Brooklyn College in 1982.

      MITCHELL PEIPERT has been the Company's Vice President, Chief Financial Officer, Secretary and Treasurer since January 2004. Mr. Peipert is a Certified Public Accountant who held the same positions with the former Conversion Services International, Inc. from January 2001 to September 2002. From September 2002 to December 2003, Mr. Peipert was Senior Sales Executive for HIA Group and President of E3 Management Advisors. From April 1992 until January 2001, Mr. Peipert served as Senior Vice President of Operations and Controller of TSR Wireless LLC, where he directed the accounting, operations and human resources functions. He also assisted the chief executive officer in strategic planning, capital raising and acquisitions. Prior to his employment by TSR, he held various managerial roles for Anchin, Block & Anchin, certified public accountants, Merrill Lynch and Grant Thornton. Mr. Peipert is the brother of Glenn Peipert, the Company's Executive Vice President, Chief Operating Officer and Director. Mr. Peipert received his B.S. from Brooklyn College in 1980 and received his M.B.A. in Finance from Pace University in 1986.

      LAWRENCE K. REISMAN has been a Director of the Company's company since February 2004. Mr. Reisman is a Certified Public Accountant who has been the principal of his own firm, The Accounting Offices of L.K. Reisman, since 1986. Prior to forming his company, Mr. Reisman was a tax manager at Coopers & Lybrand and Peat Marwick Mitchell. He routinely provides accounting services to small and medium-sized companies, which services include auditing, review and compilation of financial statements, corporate, partnership and individual taxation, designing accounting systems and management consulting services. Mr. Reisman received his B.S. and M.B.A. in Finance from St. John's University in 1981 and 1985, respectively.

      ROBERT C. DELEEUW has been the Company's Senior Vice President and the President of the Company's wholly owned subsidiary, DeLeeuw Associates, LLC, since March 2004. Mr. DeLeeuw founded DeLeeuw Associates, LLC, formerly known as DeLeeuw Associates, Inc., in 1991. Mr. DeLeeuw has over twenty-five years experience in banking and consulting. During this time, he has managed and supported some of the largest merger projects in the history of the financial services industry and has implemented numerous large-scale business and process change programs for his clients. He has been published in American Banker, Mortgage Banking Magazine, The Journal of Consumer tending and sank Technology News where he has also served as a member of the Editorial Advisory Board. Mr. DeLeeuw received his B.S. from Rider University in 1979 and received his M.S. in Management from Stevens Institute of Technology in 1986.

      Directors do not receive compensation for their duties as directors.

                             EXECUTIVE COMPENSATION

      Scott Newman, the Company's President and Chief Executive Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Newman of $500,000 and an annual bonus to be awarded by the Company's to-be-appointed Compensation Committee. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Newman's employment is terminated other than with good cause, he will receive a payment of three year's base salary.

      Mr. Glenn Peipert, Executive Vice President and Chief Operating Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Peipert of $375,000 and an annual bonus to be awarded by the Company's to-be-appointed Compensation Committee. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Peipert's employment is terminated other than with good cause, he will receive a payment of three year's base salary.

      Mr. Mitchell Peipert, Vice President, Chief Financial Officer, Treasurer and Secretary, agreed to a three-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Peipert of $200,000 and an annual bonus to be awarded by the Company's to-be-appointed Compensation Committee. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Peipert's employment is terminated other than with good cause, he will receive a payment of three year's base salary.

      The following table sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal years ended December 31, 2001, 2002 and 2003: (i) individuals who served as, or acted in the capacity of, the Company's principal executive officer for the fiscal year ended December 31, 2003; and (ii) the Company's other most highly compensated executive officer, who together with the principal executive officer are the Company's most highly compensated officers whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 2003 and who were employed at the end of fiscal year 2003.


                           SUMMARY COMPENSATION TABLE*

                                                                                              LONG TERM COMPENSATION
                                             ANNUAL COMPENSATION(1)                   AWARDS                        PAYOUTS
                                           -------------------------          --------------------------   --------------------
                                YEAR       SALARY    BONUS     OTHER          RESTRICTED      SECURITIES   LTIP       ALL OTHER
                                ----       ------    -----     -----
                                                                ANNUAL
NAME AND PRINCIPAL                                              COMPEN
POSITION                                                        SATION
                                             ($)       ($)        ($)              ($)           (#)         ($)          ($)

Scott Newman                     2003     244,452       --          --              --            --          --        206,686 (2)
President, Chief Executive
Officer and Chairman

                                 2002     143,750       --          --              --            --          --        259,418 (2)
                                 2001     250,000       --          --              --            --          --        220,000 (2)

Glenn Peipert                    2003     223,016       --          --              --            --          --        171,309 (2)
Executive Vice President,
Chief Operating Officer
and Director
                                 2002     143,750       --          --              --            --          --        199,166 (2)
                                 2001     187,500       --          --              --            --          --        165,633 (2)
-------------------------


      *Salary reflects total compensation paid to these executives (both before and after the reverse merger with LCS Group, Inc.).


      (1)The annual amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary reported for each named executive officer and has therefore been omitted.

      (2)Amounts shown reflect distributions resulting from the Company's past tax status as a Subchapter S corporation, as well as expenses paid for by us.

OPTION GRANTS AS OF MARCH 31, 2004

      The only executive officer or director to receive options as of March 31, 2004 was Mitchell Peipert, who was granted options to purchase 4,500,000 shares of Common Stock on March 29, 2004 at an exercise price of $0.165 per share. One-third of the options granted vest on the first anniversary, one-third of the options granted vest on the second anniversary and one-third of the options granted vest on the third anniversary. The options expire on March 28, 2014.

      As of March 31, 2004, options to purchase a total of 14,700,000 shares of Common Stock were granted by the Company's board of directors at an exercise price of $0.165 per share. One-third of the options granted vest on the first anniversary, one-third of the options granted vest on the second anniversary and one-third of the options granted vest on the third anniversary. The options expire on March 28, 2014.

      All options described above have been issued pursuant to the 2003 Incentive Plan described below.

2003 INCENTIVE PLAN

      General

      The 2003 Incentive Plan was approved at a special meeting of the Company's stockholders on January 23, 2004. The Plan authorizes the Company to issue 100,000,000 shares of Common Stock for issuance upon exercise of options. It also authorizes the issuance of stock appreciation rights, referred to herein as SARs. The Plan authorizes the Company to grant

o     incentive stock options to purchase shares of the Company's Common Stock,
o     non-qualified stock options to purchase shares of Common Stock, and
o     SARs and shares of restricted Common Stock.

      The Plan may be amended, terminated or modified by the Company's board of directors at any time, subject to stockholder approval as required by law, rule or regulation. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

      Objectives

      The objective of the Plan is to provide incentives to the Company's officers, other key employees, consultants, professionals and non-employee directors to achieve financial results aimed at increasing stockholder value and attracting talented individuals to CSI. Persons eligible to be granted incentive stock options under the Plan will be those employees, consultants, professionals and non-employee directors whose performance, in the judgment of a committee of the Company's board of directors, can have a significant effect on the Company's success.

      Oversight

      The board of directors, acting as a whole, or a committee thereof appointed by the Company's board of directors, will administer the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. The board of directors or such committee also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations.

      Types of grants

      The Plan allows the Company to grant incentive stock options, non-qualified stock options, shares of restricted stock, SARs in connections with options and independent SARs. The Plan does not specify what portion of the awards may be in the form of any of the foregoing. Incentive stock options awarded to the Company's employees are qualified stock options under the Internal Revenue Code.

      Eligibility

      Under the Plan, the Company may grant incentive stock options only to the Company's officers and employees, and the Company may grant non-qualified options to officers and employees, as well as the Company's directors, independent contractors and agents.

      Statutory Conditions on Stock Options

      Exercise Price. To the extent that Options designated as incentive stock options become exercisable by an optionee for the first time during any calendar year for Common Stock having a fair market value greater than One Hundred
Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as nonqualified stock options. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of the Company's stock, or of any parent or subsidiary of the Company, must have an exercise price at least equal to 110% of the fair market value of Common Stock on the date of grant and the term of the option may not be longer than five years.

      Expiration Date. Any option granted under the Plan will expire at the time fixed by the board of directors or its committee, which cannot be more than ten
(10) years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation, not more than five years after the date of grant.

      Exerciseability. The board of directors or its committee may also specify when all or part of an option becomes exercisable, but in the absence by such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the board of directors or its committee may accelerate the exerciseability of any option at its discretion.

      Assignability. Options granted under the Plan are not assignable, except by the laws of descent and distribution or as may be otherwise provided by the board of directors or its committee.

      Payment Upon Exercise Of Options

      Payment of the exercise price for any option may be in cash, by withheld shares that, upon exercise, have a fair market value at the time the option is exercised equal to the option price, plus applicable withholding tax, or in the form of shares of the Company's Common Stock.

      Stock Appreciation Rights

      A Stock Appreciation Right is the right to benefit from appreciation in the value of Common Stock. A SAR holder, on exercise of the SAR, is entitled to receive from the Company in cash or Common Stock an amount equal to the excess of: (a) the fair market value of Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (b) the fair market value of Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

      The board of directors or its committee may grant SARs in connection with all or any part of an option granted under the Plan, either concurrently with the grant of the option or at any time thereafter, and may also grant SARs independently of options.

      Tax Consequences

      An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

      An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

      An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of:

(i)   two years  from the date of award of the  option or
(ii)  one year from the date of exercise.

      If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price such employee paid for an incentive stock option is exceeded by the option's fair market value at the time his or her rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

MEETINGS AND COMMITTEES OF DIRECTORS; CODE OF CONDUCT AND ETHICS

      The Company's board of directors acted upon ___ matters by unanimous written consent since _____ and has held ______ formal meetings. The board of directors has no standing audit, nominating or compensation committee.

      The board of directors adopted on January 30, 2004 a Code of Conduct and Ethics for management and all employees. The Code of Conduct and Ethics is not yet on our website, but a copy of such document may be obtained by written request to the Secretary of the Company at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Under the securities laws of the United States, the Company's directors, executive officers and any person holding more than ten percent (10%) of the Company's shares of Common Stock are required to report their ownership of the Company's shares and any changes in ownership to the Commission. Specific due dates for these reports have been established, and the Company is required to report any failure to file by that date. All of the filing requirements were satisfied by the Company's directors, executive officers and ten percent (10%) holders during 2004 to date. In making these statements, the Company has relied upon the written representations of directors and executive officers and its ten percent (10%) holders, and copies of the reports that they filed with the Commission.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The Company currently has a line of credit with Trust Company Bank of New Jersey pursuant to which the Company has borrowed $3,000,000 against eligible accounts receivable. This line is collateralized by all of the Company's assets and guaranteed by Scott Newman and Glenn Peipert.

      As of March 31, 2004, Scott Newman and Glenn Peipert owed the company an aggregate of approximately $204,000, including accrued interest. These loans bear at 3% per annum and are due and payable by December 31, 2005.

      Dr. Michael Mitchell, the former President, Chief Executive Officer and sole director of LCS Group, Inc., had loaned an aggregate of $930,707 to us. Mr. Alex Bruni, LCS Group, Inc.'s former Vice President and Secretary, had loaned the Company an aggregate of $36,500. These loans were converted into shares of the Company's Common Stock at the closing of the merger of LCS and CSI. Dr. Mitchell and Mr. Bruni are each selling stockholders hereunder.

      On March 22, 2002, the Company issued 500,000 shares of the Company's Common Stock to two of the Company's former directors, which the Company valued at $0.04 per share.

      During the Company's fiscal year ended February 28, 2003, A&J Marketing, Inc., a company owned by Mr. Bruni, acquired the Golfpromo.net and PlayGolfNow.com domain names after the Company had lost the Company's right to these names because the Company was unable to pay the fees needed to retain these rights. A&J Marketing subsequently opened websites using these names and is now operating these websites.

      Other than those described above, the Company has no material transactions which involved or are planned to involve a direct or indirect interest of a director, executive officer, greater than 5% stockholder or any family of such parties.

                   PURPOSE, RISKS AND PROCEDURES OF PROPOSALS

PURPOSE

      The Company's board of directors approved the proposal authorizing the Reverse Stock Split and the Reduction in the Authorized for the following reasons:

o the board of directors believes a higher stock price may help generate investor interest in the Company;
o the board of directors believes this action will attract additional investment in the Company; and
o     the board of  directors  believes  this action is the next logical step in the process of restructuring the Company to align the Company's outstanding shares of capital stock with the Company's existing financial condition and operations to provide an opportunity for potential realization of stockholder value, which is currently subject to the dilutative effects of the Company's capital structure.

POTENTIAL INCREASED INVESTOR INTEREST

      On July ____, 2004, the Company's Common Stock closed at $____ per share. In approving the proposal authorizing the Reverse Stock Split, the Company's board of directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT, INCLUDING THAT THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF THE COMMON STOCK WILL NOT BE SUSTAINED.

      The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no
assurance                                                                  that:

o the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Company's Common Stock outstanding before the Reverse Stock Split; and

o     the Reverse Stock Split will result in a per share price that will attract
      brokers  and  investors   who  do  not  trade  in  lower  priced   stocks.

The market price of the Company's Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

DETERMINATION OF THE RATIO FOR THE REVERSE STOCK SPLIT

     The ratio of the Reverse Stock Split will be determined by the Company's board of directors, in its sole discretion. However, the ratio will not exceed a ratio of one-for-fifty (1-50) or be less than a ratio of one-for-twenty (1-20). In determining the Reverse Stock Split, the Company's board of directors will consider numerous factors including the historical and projected performance of the Company's Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of the Reverse Stock Split. The Company's board of directors will also consider the impact of the Reverse Stock Split ratio on investor interest. The purpose of selecting a range is to give the Company's board of directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

DETERMINATION OF THE AMOUNT OF THE REDUCTION IN AUTHORIZED

      The amount of the Reduction in Authorized will be determined by the Company's board of directors, in its sole discretion, but it will be reduced to a number between thirty million (30,000,000) and seventy five million (75,000,000). In determining the amount of the Reduction in Authorized the board of directors will consider numerous factors including the historical and projected performance of the Company's Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the Company's current and expected growth and projected and potential acquisition plans and/or financing plans in the period following the effectiveness of Reduction in Authorized. The board of directors will also consider the impact of the Reduction in Authorized on investor interest. The purpose of providing the Company's board of directors with the discretion to determine the amount of the Reduction in Authorized is to give the board of directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT AND THE REDUCTION IN AUTHORIZED

      t 6 0 If and when the board of directors decides to implement the Reverse Stock Split and the Reduction in Authorized, the Company will amend Article Fourth Section A of the Company's certificate of incorporation, relating to the Company's authorized capital, in its entirety to state as follows:

FOURTH:

A. AUTHORIZED

The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be _____________________________ (__________) shares, consisting of:

(1) Twenty Million (20,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"); and

(2) ____________________  (_________________)  shares of common stock, par value
$.001 per share ("Common Stock").

Upon the effectiveness (the "Effective Date") of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares.

      The Reverse Stock Split will be effected simultaneously for all the Company's Common Stock and the exchange ratio will be the same for all of the issued Common Stock. The Reverse Stock Split will affect all of the stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. All shares of issued Common Stock will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company's continuing to be subject to the periodic reporting requirements of the Exchange Act.

      The certificate of amendment filed with the Secretary of State of the State of Delaware will include only those numbers determined by the board of directors to be in the best interests of the Company and its stockholders. The board of directors will not implement any subsequent amendments providing additional splits.

      Based on stock information as of the Record Date after completion of the Reverse Stock Split and Reduction in Authorized, the Company will have approximately between 15,322,594 and 38,306,485 shares of issued and outstanding Common Stock and between 30,000,000 and 75,000,000 shares of authorized Common Stock.

      The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. The Company does not have any present intention, plan, arrangement or agreement, written or oral, to issue shares of Common Stock for any purpose, except for the issuance of shares of Common Stock upon (1) the exercise of outstanding options or warrants to purchase Common Stock or (2) upon acquisitions of the stock or assets of other companies. Although the Company does not have any present intention to issue shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time. The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

PROCEDURE   FOR  EFFECTING  THE  REVERSE  STOCK  SPLIT  AND  EXCHANGE  OF  STOCK
CERTIFICATES

      The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the board of directors has determined the appropriate effective time for the reverse stock split (the "SPLIT EFFECTIVE DATE"). The form of certificate of amendment to the Certificate of Incorporation is attached as Appendix A to this Information Statement and would be tailored to the specific Reverse Stock Split ratio to be effected. The Reverse Stock Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

      As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Reverse Stock Split will take place on the Split Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each stockholder is entitled to receive as a result of the Reverse Stock Split. New certificates of Common Stock will not be issued.

      Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

FRACTIONAL SHARES

      No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. Stockholders will not receive cash in lieu of fractional shares.

ACCOUNTING MATTERS

      The Reverse Stock Split will not affect total stockholders' equity on the Company's balance sheet. However, because the par value of the Company's Common Stock will remain unchanged on the Split Effective Date, the components that make up total stockholders' equity will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Company's board of directors decides to implement, the stated capital component will be reduced to an amount between one-twentieth (1/20) and one-fiftieth (1/50) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company's Common Stock will be increased because there will be fewer shares of the Company's Common Stock outstanding. Prior periods' per share amounts will be restated to reflect the Reverse Stock Split.

POTENTIAL ANTI-TAKEOVER EFFECT

      Although the increased proportion of authorized shares of preferred stock that may be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the
Company's board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware of to accumulate shares of the Company's Common Stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the board of directors and stockholders. Other than the Reverse Stock Split and Reduction of Authorized proposals, the board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability

                         FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "CODE") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

      No gain or loss should be recognized by a stockholder upon such stockholder's exchange of old shares for new shares pursuant to the Reverse Stock Split. The aggregate tax basis of the new shares received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor. The stockholder's holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the Reverse Stock Split.

      The Company's view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

                               DISSENTER'S RIGHTS

      Under the DGCL, the Company's stockholders are not entitled to dissenter's rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

                          DESCRIPTION OF CAPITAL STOCK

      The following description of the Company's Common Stock and preferred stock is a summary and is qualified in its entirety by the provisions of the Company's Certificate of Incorporation, as amended. The Company is currently authorized to issue up to 1,000,000,000 shares of Common Stock. As of the Record Date, there were 766,129,715 shares of Common Stock issued and outstanding. The Company is authorized to issue up to 20,000,000 shares of preferred stock, par value $.001. None are outstanding.

COMMON STOCK

     The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. The holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the board of directors, out of funds legally available. In the event of a liquidation, dissolution or winding-up of the Company, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully-paid and nonassessable.

PREFERRED STOCK

     The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Company's board of directors. The Company's board of directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware.

TRANSFER AGENT

      Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716, is the transfer agent for the Company's shares of Common Stock.

                                  MAILING COSTS

      The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company's Common Stock.

                              STOCKHOLDER PROPOSALS

      The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

      Stockholders who wish to communicate with the board of directors or with a particular director may send a letter to the Company at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936. Any such communication should clearly specify it is intended to be made to the entire board of directors or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the board of directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the board of directors, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the board of directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the board of directors.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Company is in compliance with the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy and information statements and other information with the SEC. Such periodic reports, proxy and information statements and other information will be available for inspection and copying at the principal office of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained at prescribed rates from the SEC's Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, public reference facilities and Web site of the SEC referred to above.

                       DOCUMENTS INCORPORATED BY REFERENCE

      The following documents filed with the SEC (File No. 000-0934306) pursuant to the Exchange Act are incorporated herein by reference:

      o Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.
      o     Quarterly Report on Form 10-QSB for the period ended March 31, 2004.
      o Definitive Proxy Statements on Schedule 14A filed with the SEC on January 5, 2004.
      o Current Reports on Form 8-K filed with the SEC on February 17, March 16, April 1, May 18, 27 and 28, June 29 and July 13, 2004.

      We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of that person, a copy of all documents incorporated by reference into the Information Statement, other than exhibits to those documents (unless such exhibits are specifically incorporated by reference into such documents). Written requests for such documents should be directed to the Company at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

By Order of the Board of Directors,

/s/ Scott Newman
-------------------------
Scott Newman, President, Chief Executive Officer and Chairman
July __, 2004

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                     CONVERSION SERVICES INTERNATIONAL, INC.

      Pursuant to Delaware General Corporation Law Section 242, Conversion Services International, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

      That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, acting by written consent, approved the following amendments to the Corporation's Certificate of Incorporation:

Article FOURTH Section A of the Corporation's Certificate of Incorporation is hereby amended in its entirety to read as follows:

FOURTH:

A.  AUTHORIZED  The  aggregate  number of shares of all classes of capital stock
with   the    Corporation    shall   have    authority   to   issue   shall   be
_____________________________ (__________) shares, consisting of:

(1) Twenty Million (20,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"); and

(2) ____________________  (_________________)  shares of common stock, par value
$.001 per share ("Common Stock").

Upon the effectiveness (the "Effective Date") of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2004.


                              CONVERSION SERVICES INTERNATIONAL, INC.


                              By: /s/Scott Newman
                              --------------------------------------------------
                              Scott Newman
                              President, Chief Executive Officer and Chairman


                                       A-2